First Quarter 2004 Earnings Conference Call April 26, 2004

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, adverse changes in debt ratings, changes in accounting assumptions, greater than expected expenses associated with the Company's activities, changes in general economic conditions, availability of equipment, the Company's ability to create operating synergies in connection with its recent FMS acquisitions and changes in government regulations. The risks included here are not exhaustive. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents First Quarter Results Asset Management Update Earnings Outlook Q & A

1st Quarter Results Earnings per diluted share were $0.53, up from $0.33 in 1Q03 Includes $0.01 credit for sale of facility not related to operations Fleet Management Solutions dry revenue growth of 4% vs. prior year Lease revenue up year-over-year due to acquisitions Highest lease contract signings in past three years Strong improvement in commercial rental revenue; increases in both pricing and activity levels Fleet Management Solutions earnings positively impacted by recent acquisitions, improved rental results and reduced pension expense Overview

1st Quarter Results (continued) Supply Chain Solutions revenue down vs. prior year due to non- renewal of certain contracts and volume reductions; decline smaller than forecast Revenue increases realized in Canada, Latin America and Asia Supply Chain Solutions earnings up slightly year-over-year; impact of lower revenue base offset by overhead reductions Dedicated Contract Carriage earnings down from prior year due to revenue decline Strong cost management in overhead areas continues to positively contribute to results Overview

Earnings Per Share First Quarter Actual Results

Business Segment First Quarter ($ Millions) (1) 2003 net before tax earnings for FMS and DCC restated for change in cost allocations. Refer to Appendix - FMS / DCC Segment NBT Reconciliation. (2) Allocation of Restructuring and Other Recoveries, Net across business segments was as follows: FMS - $0.1, SCS - $0.1, and CSS - $0.9 in 2004 and FMS - $0.3 in 2003.

Capital Expenditures ($ Millions) First Quarter Full year 2004 forecast for capital expenditures excluding acquisitions anticipates an increase of $489 million or 67% related to both increased vehicle replacements and fleet growth

Debt to Equity Ratio Continued and focused emphasis to strengthen the balance sheet ($ Millions) Notes: - Includes impact of accumulated net pension related equity charge of $187 million in 1Q2004 and 4Q2003, and $229 million in 1Q2003. - 3Q2003 includes impact of consolidating variable interest entities previously disclosed as off-balance sheet debt. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net and cumulative effect of changes in accounting principles (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures ($ Millions) First Quarter Preliminary

Contents First Quarter Results Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only Used tractor retail sales proceeds continue to show signs of improvement over prior year, up 13% vs prior year period The overall number of vehicles sold was up 27% compared to prior year at 4,087 Total number of non-revenue earning vehicles of 8,648 is down 190 units or 2% vs. prior year period Not yet earning (NYE) vehicles are 1,384 No longer earning (NLE) vehicles are 7,264 3,918 of these units are held for sale at the used truck centers

Redeployments Extensions Early Terminations Early Replacements 1Q00 1170 365 1650 1561 1Q01 1131 657 1673 474 1Q02 1790 1350 1903 344 1Q03 1322 948 1379 215 1Q04 1356 709 757 211 Asset Management Update Note: U.S. only Focused efforts in the area of asset management continue to positively impact earnings and strengthen free cash flow Extensions have declined 25% as forecast

Contents First Quarter Results Asset Management Update Earnings Outlook Q & A

Earnings Outlook Increasing full year 2004 forecasted earnings by $0.18 to $2.70 - $2.82 per share. Current projection for EPS is as follows: ($ Earnings Per Share) 2nd Quarter Full Year 2004 Projected EPS 0.66 - 0.70 2.70 - 2.82

Q & A

Appendix Business Segment Detail FMS / DCC Segment NBT Reconciliation Asset Management Update Non-Revenue Earning Equipment Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) ($ Millions) First Quarter (a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Supply Chain Solutions (SCS) ($ Millions) First Quarter (a) Includes $8.4 million associated with an inventory procurement contract which began in 2003. The terms of this contract were renegotiated in the first quarter of 2004 and will result in net revenue reporting on a prospective basis. (b) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) First Quarter (a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Central Support Services (CSS) ($ Millions) First Quarter

FMS / DCC Segment NBT Reconciliation ($ Millions) Note: In 2004, the Company changed its methodology of allocating sales support costs between the FMS and DCC segments. Accordingly, 2003 segment NBT measures for these segments have been adjusted to provide the retroactive effect of this change.

Non-Revenue Earning Equipment Not Yet Earning - "NYE" No Longer Earning - "NLE" Total 10,727 Dec 2000 Total 12,040 Mar 2001 Total 10,915 June 2001 Total 10,991 Sept 2001 Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 Note: U.S. only Total 7,200 Sept 2003 Total 8,079 Dec 2003 Units held for sale 5,215 5,115 4,274 3,485 Total 8,648 Mar 2004 3,918

Debt to Equity Ratio Actual 1999 Actual 2000 Actual 2001 Actual 2002 Actual 2003 Forecast 2004 (2) Financial Indicators Forecast (1) Free Cash Flow (2) ($ Millions) Actual 1999 Actual 2000 Actual 2001 Actual 2002 Actual 2003 Forecast 2004 1990 1991 1992 1993 1994 1995 1996 1998 Actual 1999 Actual 2000 Actual 2001 Actual 2002 Actual 2003 Forecast 2004 Lease 508 375 563 708 1047 1339 906 1002 1342 974 399 452 459 898 Rental 146 88 374 403 497 506 129 177 256 190 131 19 220 226 Other 2 1 4 1 0 33 2 42 29 23 51 85 0 0 PPE 87 69 66 75 142 169 172 113 107 102 76 44 46 91 Acquisition 51 6 15 0 143 0 0 52 13 29 0 0 0 Capital Expenditures ($ Millions) $1,734 $657 $600 $725 $1,289 (1) Free Cash Flow and Debt to Equity include acquisiitions. Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures $1,214 ($911) ($270) $126 $366 $269 ($76)

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Free Cash Flow Reconciliation ($ Millions) First Quarter Preliminary (a) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service, acquisitions and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

Debt to Equity Reconciliation (a) The Company uses total obligations, a non-GAAP financial measure, which includes certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes this non-GAAP financial measure is useful to investors as it is a more complete measure of the Company's existing financial obligations and helps investors better assess the Company's overall leverage position. Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.

Free Cash Flow Reconciliation Full Year (1) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Full Year Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)